SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 21, 2003

HEI, Inc. (Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 Press Release

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits:

99.1	Press Release dated October 21, 2003, regarding results for the fourth quarter and fiscal year ended August 31, 2003 of HEI, Inc.

Item 12. Results of Operations and Financial Condition.

     On October 21, 2003, HEI, Inc. issued a press release regarding results for the fourth quarter and fiscal year ended August 31, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated:	October 21, 2003	By	/s/ Douglas Nesbit Douglas Nesbit Its: Chief Financial Office